Exhibit 10.6

Execution Version

LIEN SHARING AND PRIORITY CONFIRMATION JOINDER

Reference is made to the ABL Intercreditor Agreement, dated as of July 2, 2015 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “ABL Intercreditor Agreement”) among JPMorgan Chase Bank, N.A., as ABL Agent for the ABL Secured Parties referred to therein; Morgan Stanley Senior Funding, Inc. (“MSSF”), as Original Term Loan Agent for the Term Loan Secured Parties referred to therein; each Additional Debt Agent for the Additional Debt Secured Parties referred to therein; Associated Investors L.L.C. and Academy Managing Co., as Texas Intermediate Holdcos (the “Texas Intermediate Holdcos”); New Academy Holding Company, LLC as Holdings (“Holdings”); Academy, Ltd. as the Borrower (the “Borrower”); and the Subsidiaries of the Borrower party thereto.

Capitalized terms used but not otherwise defined herein shall have meaning set forth in the ABL Intercreditor Agreement. This Lien Sharing and Priority Confirmation Joinder is being executed and delivered pursuant to Section 2.10(a)(ii) of the ABL Intercreditor Agreement as a condition precedent to the debt for which the undersigned is acting as representative being entitled to the rights and obligations of being additional secured debt under the ABL Intercreditor Agreement.

1.

Joinder. The undersigned, Credit Suisse AG, Cayman Islands Branch (the “New Representative”), as the successor administrative agent and collateral agent under that certain Second Amended and Restated Credit Agreement, dated as of the date hereof, by and among the Borrower, Holdings, the Texas Intermediate Holdcos, the lenders party thereto, the other financial institutions party thereto and the New Representative, which amends and restates that certain First Amended and Restated Credit Agreement, dated as of July 2, 2015, by and among the Borrower, Holdings, the Texas Intermediate Holdcos, the lenders party thereto, the other financial institutions party thereto and MSSF, as the original administrative agent and collateral agent, hereby:

(a)

represents that the New Representative has been authorized to become a party to the ABL Intercreditor Agreement on behalf of the Term Loan Secured Parties under the Term Loan Substitute Facility as a Term Loan Agent under a Term Loan Substitute Facility under the ABL Intercreditor Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the ABL Intercreditor Agreement as fully as if the undersigned had executed and delivered the ABL Intercreditor Agreement as of the date thereof; and

(b)	agrees that its address for receiving notices pursuant to the ABL Intercreditor Agreement shall be as follows:

Credit Suisse AG

Eleven Madison Avenue

New York, NY 10010

Attention of: Agency Manager

Fax No. (212) 322 2291

Email Address: agency.loanops@credit-suisse.com

2.	Lien Sharing and Priority Confirmation.

The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the applicable Series of CF Debt that constitutes Term Loan Substitute Facility for which the undersigned is acting as Term Loan Agent hereby agrees, for the benefit of all Secured Parties and each future Representative, and as a condition to being treated as Secured Debt Obligations under the ABL Intercreditor Agreement, that:

(a)

the New Representative and each holder of Obligations in respect of the Series of CF Debt for which the undersigned is acting as Term Loan Agent are bound by the provisions of the ABL Intercreditor Agreement, including the provisions relating to the ranking of CF Debt Liens and the order of application of proceeds from enforcement of CF Debt Liens; and

(b)

the New Representative and each holder of Obligations in respect of the Series of CF Debt for which the undersigned is acting as Term Loan Agent appoints the Term Loan Agent and consents to the terms of the ABL Intercreditor Agreement and the performance by the Term Loan Agent of, and directs the Term Loan Agent to perform, its obligations under the ABL Intercreditor Agreement, together with all such powers as are reasonably incidental thereto.

3.	Governing Law and Miscellaneous Provisions. The provisions of Article VII of the ABL Intercreditor Agreement will apply with like effect to this Lien Sharing and Priority Confirmation Joinder.

IN WITNESS WHEREOF, the parties hereto have caused this Lien Sharing and Priority Confirmation Joinder to be executed by their respective officers or representatives as of November 6, 2020.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as New Representative

By:	/s/ William O’Daly
Name: William O’Daly
Title: Authorized Signatory

By:	/s/ Christopher Zybrick
Name: Christopher Zybrick
Title: Authorized Signatory

[Signature Page to Joinder to ABL Intercreditor Agreement]

The ABL Agent hereby acknowledges receipt of this Lien Sharing and Priority Confirmation Joinder:

JPMORGAN CHASE BANK, N.A., as ABL Agent

By:	/s/ Andrew Rossman
Name: Andrew Rossman
Title: Vice President

[Signature Page to Joinder to ABL Intercreditor Agreement]